Exhibit 10.12

SUBORDINATION AGREEMENT

As of December 17, 2010

KeyBank National Association, as Agent

225 Franklin Street, 18th Floor

Boston, MA 02110

Attention: Christopher T. Neil

Ladies and Gentlemen:

Each of the undersigned (each a “Creditor”, and collectively, “Creditors”), is a creditor of TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC or TNP SRT San Jacinto, LLC, each a Delaware limited liability company (collectively, “Borrower”) and one or more Creditors is or may become a creditor of one or more Creditors and desires that KeyBank National Association and other lenders (hereinafter collectively referred to as “Lenders”) extend financial accommodations to Borrower as Borrower may request and as Agent and Lenders may deem proper, as more particularly described in that certain Revolving Credit Agreement of even date herewith among the Borrower, certain affiliates of Borrower, KeyBank National Association, as agent for Lenders (“Agent”) and Lenders (as amended, restated and/or modified from time to time, the “Credit Agreement”). At the present time, Borrower is indebted to Creditors pursuant to the agreements described on Exhibit A attached hereto (as may be amended from time to time in accordance with the Credit Agreement, the “Subordinate Agreements”) plus accrued interest, if any, thereon. For the purpose of inducing Agent and Lenders to grant, continue or renew such financial accommodations, and in consideration thereof, each Creditor agrees as follows:

1. Any and all claims of a Creditor against Borrower or any other Creditor, now or hereafter existing, are, and shall be at all times, subject and subordinate to any and all claims, now or hereafter existing which Agent and Lenders may have against Borrower and Creditors (including any claim by Agent and Lenders for interest accruing after any assignment for the benefit of creditors by Borrower or any Creditor or the institution by or against Borrower or any Creditor, of any proceedings under the Bankruptcy Code, or any claim by Agent or Lenders for any such interest which would have accrued in the absence of such assignment or the institution of such proceedings). Notwithstanding anything set forth in this Subordination Agreement to the contrary, (a) so long as no Event of Default exists under the Credit Agreement, the Borrower may pay amounts due to a Creditor pursuant to the Subordinate Agreements; (b) the subordination set forth in this Section 1 shall be limited to all management and advisory fees contemplated in the Subordinate Agreements in excess of 3% of gross revenues; and (c) TNP Property Manager, LLC is not made a party to the Credit Agreement solely by executing this Subordination Agreement. The provisions of this Subordination Agreement shall not apply to fees payable to a Sub-Manager by any Creditor.

2. Each Creditor agrees not to sue upon, or to collect, or to receive payment of the principal or interest of any claim or claims now or hereafter existing which a Creditor may hold against Borrower or another Creditor, and not to sell, assign, transfer, pledge, hypothecate, or encumber such claim or claims except subject expressly to this Agreement and as otherwise permitted by the Credit Agreement, and not to enforce or apply any security now or hereafter existing therefor, nor to file or join in any petition to commence any proceeding under the Bankruptcy Code, nor to take any lien or security on any of Borrower’s or any Creditor’s property, real or personal, so long as any claim of Agent or Lenders against Borrower or any Creditor shall exist.

3. In case of any assignment for the benefit of creditors by Borrower or any Creditor or in case any proceedings under the Bankruptcy Code are instituted by or against Borrower or any Creditor, or in case of the appointment of any receiver for Borrower’s or any Creditor’s business or assets, or in case of any dissolution or winding up of the affairs of Borrower: (a) Borrower or any Creditor and any assignee, trustee in bankruptcy, receiver, debtor in possession or other person or persons in charge are hereby directed to pay to Agent (on behalf of Lenders) the full amount of Lenders’ claims against Borrower or any Creditor, (including interest to the date of payment) before making any payment of principal or interest to a Creditor, and insofar as may be necessary for that purpose, each Creditor hereby assigns and transfers to Agent all security or the proceeds thereof, and all rights to any payments, dividends or other distributions, and (b) each Creditor hereby irrevocably constitutes and appoints Agent its true and lawful attorney to act in its name and stead: (i) to file the appropriate claim or claims on behalf of a Creditor if such Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Agent elects at its sole discretion to file such claim or claims and (ii) to accept or reject any plan of reorganization or arrangement on behalf of a Creditor, and to otherwise vote a Creditor’s claim in respect of any indebtedness now or hereafter owing from Borrower or any Creditor to a Creditor in any manner Agent deems appropriate for its own benefit and protection and the benefit and protection of the Lenders.

4. Agent is hereby authorized by each Creditor to: (a) renew, compromise, extend, accelerate or otherwise change the time of payment, or any other terms, of any existing or future claim of Agent and Lenders against Borrower and each Creditor, (b) increase or decrease the rate of interest payable thereon or any part thereof, (c) exchange, enforce, waive or release any security therefor, (d) apply such security and direct the order or manner of sale thereof in such manner as Agent may at its discretion determine, (e) release Borrower, a Creditor or any guarantor of any indebtedness of Borrower from liability, and (f) make optional future advances to Borrower or any Creditor, all without notice to any Creditor and without affecting the subordination provided by this Agreement.

5. On request of Agent, each Creditor shall mark any promissory note or other evidence of any existing or future indebtedness of Borrower or any Creditor to any Creditor with a conspicuous legend which reads substantially as follows:

“THIS PROMISSORY NOTE IS SUBORDINATED TO ANY PRESENT OR FUTURE INDEBTEDNESS OWING FROM THE MAKER TO KEYBANK NATIONAL ASSOCIATION, AS AGENT AND A LENDER, AND OTHER LENDERS UNDER A REVOLVING CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2010 AND THEIR ASSIGNS, AND MAY BE ENFORCED ONLY IN ACCORDANCE WITH THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF DECEMBER 17,

2010 WITH KEYBANK NATIONAL ASSOCIATION, AS AGENT.”

6. In the event that any payment or any cash or noncash distribution is made to a Creditor in violation of the terms of this Agreement, such Creditor shall receive same in trust for the benefit of Agent, and shall forthwith remit it to Agent in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer same to Agent.

7. Until all such claims of Agent and Lenders against Borrower or any Creditor, now or hereafter existing, shall be paid in full or unless Agent shall give its prior written consent, no gift or loan shall be made by Borrower or any Creditor to another Creditor, except as otherwise permitted in the Credit Agreement.

8. For violation of this Agreement which is not willful and which continues for a period in excess of five (5) Business Days after actual knowledge thereof by a Creditor or receipt of written notice thereof from Agent, each Creditor shall be liable for all actual losses and damages sustained by reason of such breach, and if any such violation remains uncured, Agent may, at its option, accelerate the maturity of any of its existing or future claims against Borrower.

9. This Agreement shall be binding upon the heirs, successors and assigns of each Creditor, Borrower, Lenders and Agent. This Agreement and any existing or future claim of Agent and Lenders against Borrower may be assigned by Agent and Lenders, in whole or in part, without notice to any Creditor or Borrower.

10. Notwithstanding the provisions of Section 2, no Creditor shall receive any prepayment of amounts due under the Subordinate Agreements without the prior written consent of Agent.

(Signatures on next page)

Each Creditor executed this Agreement intending to create an instrument executed under seal.

TNP PROPERTY MANAGER, LLC, a Delaware limited liability company

By:	Thompson National Properties, LLC, a Delaware limited liability company, its Manager

	By:	/s/ Anthony W. Thompson
Print Name: Anthony W. Thompson
Title: CEO

TNP STRATEGIC RETAIL ADVISOR, LLC, a Delaware limited liability company

By:	Thompson National Properties, LLC, a Delaware limited liability company, its Manager

	By:	/s/ Anthony W. Thompson
Print Name: Anthony W. Thompson
Title: CEO

Acceptance of Subordination Agreement by Borrower

The undersigned, being the Borrower named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all the provisions thereof and to recognize all priorities and other rights granted thereby to KeyBank National Association, its successors and assigns, and to perform in accordance therewith.

Borrower executed this Agreement as of the date set forth above, intending to create an instrument executed under seal.

TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company

By:	TNP Strategic Retail Operating Partnership, L.P., its sole member

	By:	TNP Strategic Retail Trust, Inc., its general partner

	By:	/s/ Christopher Cameron
Name: Christopher Cameron
Title: CFO- SRT, REIT

TNP SRT MORENO MARKETPLACE, LLC, a Delaware limited liability company

By:	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its sole member

	By:	TNP Strategic Retail Operating Partnership, L.P., a Delaware limited partnership, its sole member

		By:	TNP Strategic Retail Trust, Inc., its general partner

	By:	/s/ Christopher Cameron
Name: Christopher Cameron
Title: CFO- SRT, REIT

TNP SRT SAN JACINTO, LLC, a Delaware limited liability company

By:	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, L.P., a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Christopher Cameron
Name: Christopher Cameron
Title: CFO- SRT, REIT

EXHIBIT A

Schedule of Debt

Creditor	Description of Agreements Related to Indebtedness
TNP Property Manager, LLC

Property and Asset Management Agreement dated November 19, 2009, by and between TNP Property Manager, LLC, and TNP SRT Moreno Marketplace, LLC

Property and Asset Management Agreement dated August 11, 2010, by and between TNP Property Manager, LLC, and TNP SRT San Jacinto, LLC

TNP Strategic Retail Advisor, LLC	Amended and Restated Advisory Agreement by and between TNP Strategic Trust, Inc., TNP Strategic Retail Operating Partnership, LP, and TNP Strategic Retail Advisor, LLC dated as of July 26, 2010